Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
February, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.06%
     February, 1998  5.40%
     January, 1998  6.48%
     December, 1997  6.30%



Cash Yield                                              17.68%


Investor Charge Offs                                    4.88%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.52%


Seller's Interest                                       27.12%


Total Payment Rate                                      10.29%


Total Principal Balance                                $5,493,913,881.70


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,489,747,215.0